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                                                                      EXHIBIT 23

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-19971) pertaining to the Panavision Inc. Stock Option Plan, of our report dated February 26, 1997 with respect to the consolidated financial statements and schedule of Panavision Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1996.

                                                               ERNST & YOUNG LLP

Los Angeles, California
March 25, 1997